NEW YORK LIFE INVESTMENTS VP FUNDS TRUST

NYLI VP Balanced Portfolio
NYLI VP Conservative Allocation Portfolio
NYLI VP Equity Allocation Portfolio
NYLI VP Growth Allocation Portfolio
NYLI VP Income Builder Portfolio
NYLI VP Moderate Allocation Portfolio
(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated April 16, 2025 (“Supplement”) to the

Summary Prospectuses dated May 1, 2024, as revised August 12, 2024, Prospectus dated May 1, 2024, as supplemented, and Statement of Additional Information (“SAI”) dated May 1, 2024, as amended December 18, 2024, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus, and SAI.

Effective immediately:

1. Jae S. Yoon and Poul Kristensen will no longer serve as portfolio managers of the Portfolios. All references to Mr. Yoon and Mr. Kristensen are deleted in their entirety from the Portfolios’ Summary Prospectuses, Prospectus and SAI. Migene S. Kim will be added as a portfolio manager to the Portfolios. All other portfolio managers of each Portfolio will remain the same.

2. For each Portfolio, the table in the section entitled “Management” of each Summary Prospectus and the Prospectus is amended to reflect changes in portfolio managers described above.

3. The subsection entitled “Portfolio Manager Biographies” under the heading “The Trust and its Management” in the Prospectus is amended to include the following:

Migene S. Kim, CFA

Ms. Kim is a Managing Director at New York Life Investment Management LLC and has been with the firm since 2022. Previously, Ms. Kim was a Portfolio Manager and Senior Analyst at MacKay Shields LLC or its predecessors since 2005. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

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